SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             WNL Series Trust
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________








                                WNL SERIES TRUST
                                 5555 SAN FELIPE
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 910-4455

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                            TO BE HELD APRIL 16, 1998

Notice is hereby given to the holders ("Shareholders") of the shares of the Salomon Brothers U.S. Government Securities Portfolio (the "Portfolio") of the WNL Series Trust, a Massachusetts business trust (the "Trust"), that a Special Meeting of the Shareholders of the Portfolio (the "Meeting") will be held at the offices of Western National Life Insurance Company, 5555 San Felipe, Suite 900, Houston, Texas 77056, on Thursday, April 16, 1998, at 9:30 a.m., local time, for the following purposes:

     1. To approve or disapprove a new Sub-Advisory Agreement among Salomon Brothers Asset Management Inc, WNL Investment Advisory Services, Inc. and WNL Series Trust;

     2. To transact such other business as may properly come before the Meeting.

Holders of record of the Shares of the Portfolio at the close of business on March 2, 1998 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                       By  order  of  the  Board  of  Trustees,

                                  Kurt Fredland, Vice President and Assistant
                                  Secretary

March ___, 1998

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE TRUST BY CALLING (800) 910-4455 OR BY WRITING TO THE TRUST AT 5555 SAN FELIPE, SUITE 900, HOUSTON, TEXAS 77056.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU CAST YOUR VOTE:

     FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.



                                 PROXY STATEMENT

                                WNL SERIES TRUST
                                 5555 SAN FELIPE
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 910-4455

                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 16, 1998

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or "Board") of the WNL Series Trust (the "Trust"), of which the Salomon Brothers U.S. Government Securities Portfolio (the "Portfolio") is a separate series, of proxies to be voted at a Special Meeting of Shareholders of the Portfolio, and at all adjournments thereof (the "Meeting"), to be held at the offices of Western National Life Insurance Company, 5555 San Felipe, Suite 900, Houston, Texas 77056, on Thursday, April 16, 1998, at 9:30 a.m., local time. The approximate mailing date of this Proxy Statement and accompanying voting instruction form is March 18, 1998.

The Trustees have fixed the close of business on March 2, 1998 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Portfolio ("Shareholders") entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

As  of  the  Record  Date,  there  were  ___________  Shares  of  the  Portfolio
outstanding.   See  page  ___  for   information   concerning  the   substantial
Shareholders of the Shares of the Trust.

The primary purpose of the Meeting is to permit the Portfolio's Shareholders to consider a New Sub-Advisory Agreement (defined below). Such consideration is necessary because on November 28, 1997 Travelers Group Inc. ("Travelers") and Salomon Inc ("Salomon") consummated a merger agreement whereby Salomon merged with and into Smith Barney Holdings Inc. ("SBHI"), a wholly-owned subsidiary of Travelers, with Salomon continuing as the surviving entity and changing its name to Salomon Smith Barney Holdings Inc. ("Salomon Smith Barney"). SBHI merged with and into Salomon Smith Barney (the two mergers collectively, the "Transaction"). Prior to the closing of the Transaction, Salomon was the ultimate parent corporation of Salomon Brothers Asset Management Inc ("Sub-Adviser") which serves as sub-adviser to the Portfolio. As a result of the Transaction, Travelers became the ultimate parent corporation of the Sub-Adviser. The Portfolio's New Sub-Advisory Agreement which the Stockholders will be asked to approve is substantially identical to the Portfolio's Existing Sub-Advisory Agreement (defined below), except for the dates of execution, effectiveness and termination. Approval of the new agreement is necessary because the closing of the Transaction could be deemed to result in the termination of the Existing Agreement pursuant to the Investment Company Act of 1940 (the "1940 Act").

Travelers and Salomon have received exemptive relief from the Securities and Exchange Commission which permits the New Sub-Advisory Agreement to go into effect without Shareholder approval and allows the Sub-Adviser to collect fees pursuant to the New Sub-Advisory Agreement, such fees to be held in escrow pending Shareholder approval which must occur within 150 days following the closing of the Transaction. Therefore, in order to ensure continuity in the management of the Portfolio, Shareholders are being asked to approve the New Sub-Advisory Agreement.

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE TRUST BY CALLING (800) 910-4455 OR BY WRITING TO THE TRUST AT 5555 SAN FELIPE, SUITE 900, HOUSTON, TEXAS 77056.

VOTING

The Declaration of Trust provides that a majority of the Shares of the Trust entitled to vote at such meeting, represented in person or by proxy, must be present to constitute a quorum at any meeting of Shareholders.

At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote and each full Share shall be entitled to one vote and fractional Shares shall be entitled to fractional votes. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

With respect to Proposal 1, a vote of the "majority of the outstanding voting securities" of the Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio, is necessary to approve the New Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust.

The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") to be issued by Western National Life Insurance Company ("Western National Life"). All shares of the Portfolio are owned by WNL Separate Account A, a separate account of Western National Life, and Western National Life. Pursuant to current interpretations of the 1940 Act, Western National Life will solicit voting instructions from the owners of Variable Contracts invested in the Portfolio with respect to matters to be acted upon at the Meeting. All Shares of the Portfolio will be voted by Western National Life in accordance with voting instructions received from such Variable Contract owners. Western National Life will vote all of the Shares of the Portfolio in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented.

Western National Life has fixed the close of business on April 13, 1998, as the last day on which voting instructions will be accepted. This Proxy is solicited by the Trustees.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

The Trust knows of no business other than that described in Proposal 1 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

PROPOSAL 1: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

INTRODUCTION

THE ADVISER AND SUB-ADVISER

WNL Investment Advisory Services, Inc., (the "Adviser") serves as investment adviser to each of the portfolios of the Trust (including the Portfolio) pursuant to an Investment Advisory Agreement, dated August 23, 1995, which was initially approved by the Board of Trustees, including a majority of the non-interested Trustees, on April 18, 1995 (the "Investment Advisory Agreement") and approved by the Shareholders of the Trust on May 17, 1996. The Adviser's address is 5555 San Felipe, Suite 900, Houston, Texas 77056. The Adviser also serves as the Trust's administrator. Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each portfolio of the Trust in a manner consistent with each portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and to implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more portfolios of the Trust. The Investment Advisory Agreement states that the Adviser is not obligated to provide services that are the subject of any separate agreement or arrangement between the parties.

The Adviser retains the Sub-Adviser to act as sub-adviser for the Portfolio pursuant to a sub-advisory agreement dated August 23, 1995 (the "Existing Agreement").

As a result of the Transaction described below, Salomon, the ultimate parent corporation of the Sub-Adviser, was reconstituted as Salomon Smith Barney and became a wholly-owned subsidiary of Travelers. The Transaction could be deemed to result in an "assignment", as defined in the 1940 Act, of the Existing Agreement.

As required by the 1940 Act, the Existing Agreement provides for its automatic termination in the event of its "assignment," as defined in the 1940 Act. Therefore, in connection with the Transaction, the Board of Trustees is proposing that the Portfolio's Shareholders approve a new sub-advisory agreement between the Sub-Adviser, Adviser and the Trust (the "New Sub-Adviser Agreement"). The New Sub-Advisory Agreement is substantially identical to the Existing Agreement. A description of the New Sub-Advisory Agreement, including the services to be provided by the Sub-Adviser thereunder, is set forth below.

INFORMATION CONCERNING THE SUB-ADVISER

The Sub-Adviser is a corporation organized under the laws of Delaware on December 24, 1987 and is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Sub-Adviser has served as sub-adviser to the Portfolio pursuant to the Existing Agreement since the commencement of operations of the Portfolio. As of December 31, 1997, the Sub-Adviser and its worldwide investment advisory affiliates managed approximately $26 billion of assets, of which the Sub-Adviser managed approximately $19.3 billion.

Following the Transaction described below, the Sub-Adviser became a wholly-owned subsidiary of Salomon Smith Barney, which in turn is a wholly-owned subsidiary of Travelers. The principal business address of each of the foregoing entities is 7 World Trade Center, New York, New York 10048.

The names, titles and principal occupations of the current directors and executive officers of the Sub-Adviser are set forth in the following table:

Name                                       TITLE AND PRINCIPAL OCCUPATION
----                                       ------------------------------

Thomas W. Brock                            Chairman, Chief Executive Officer
                                           and Managing Director of the Sub-
                                           Adviser and Managing Director and
                                           Member of the Management Board of
                                           Salomon Brothers Inc

Michael S. Hyland                          President, Managing Director and
                                           Member of the Board of the Sub-
                                           Adviser and Managing Director of
                                           Salomon Brothers Inc

Rodney B. Berens                           Managing Director and Member of the
                                           Board of the Sub-Adviser and
                                           Managing Director and Member of the
                                           Management Board of Salomon Brothers
                                           Inc

Vilas V. Gadkari                           Managing Director and Member of the
                                           Board of the Sub-Adviser and
                                           Managing Director of Salomon Brothers
                                           Inc

Zachary Snow                               Secretary of the Sub-Adviser and
                                           Managing Director of Counsel of
                                           Salomon Brothers Inc

The business address of each person listed above other than Mr. Gadkari is 7 World Trade Center, New York, New York 10048 and the business address of Mr. Gadkari is Victoria Plaza, 111 Buckingham Palace Road, London, England SWIW OSB.

THE TRANSACTION

On November 28, 1997, a wholly-owned subsidiary of Travelers was merged into Salomon, with Salomon continuing as the surviving entity and changing its name to Salomon Smith Barney Holdings Inc. ("Salomon Smith Barney") pursuant to the Merger Agreement entered into between Travelers and Salomon dated as of September 24, 1997. SBHI merged with and into Salomon Smith Barney, with Salomon Smith Barney as the survivor. In connection with the Transaction, Travelers issued 1.695 shares of its common stock in exchange for each outstanding share of Salomon common stock. Salomon preferred stockholders received one newly issued share of a corresponding series of Travelers preferred stock with terms substantially identical to those of the respective series of Salomon preferred stock they were exchanging. The total value of the Transaction was approximately $9 billion.

Travelers has advised the Adviser that it anticipates that the Sub-Adviser will continue to provide the same level of sub-advisory services as has been provided to the Portfolio prior to consummation of the Transaction.

Travelers is a publicly traded financial services holding company whose principal business address is 388 Greenwich Street, New York, New York 10013. Travelers is a diversified, integrated financial services company engaged in investment and asset management services, consumer finance services, and life and property-casualty insurance services. Travelers' investment services include investment banking, asset management, retail brokerage and other financial services provided through SBHI and certain of its subsidiaries.

SECTION 15(f) OF THE 1940 ACT

Section 15(f) of the 1940 Act is available to the parties in connection with the Transaction. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs (under the Transaction, the Sub-Adviser), the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. Management of the Trust is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Portfolio. The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the new sub-adviser or its predecessor. The current composition of the Board of Trustees is in compliance with this condition.

EXISTING AGREEMENT AND NEW SUB-ADVISORY AGREEMENT

The Existing Agreement and the New Sub-Advisory Agreement are substantially identical, except for the dates of execution, effectiveness and termination. The following description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the form of New Sub-Advisory Agreement marked to indicate the changes from the Existing Agreement and is attached hereto as Annex A.

Services to be Performed

The Existing Agreement for the Portfolio was initially approved by a majority of the Trustees, including a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on April 18, 1995. The Existing Agreement was last approved by the Shareholders of the Portfolio at a meeting held on May 17, 1996.

The Existing Agreement provides that the Sub-Adviser shall (a) make, in consultation with the Adviser and the Trust's Board of Trustees, investment strategy decisions for the Trust, (b) manage the investing and reinvesting of the Trust's assets and (c) place purchase and sale orders on behalf of the Trust. The services to be performed will be identical under the New Sub-Advisory Agreement.

The net assets of the Portfolio as of February 27, 1998, were $__________.

Expenses and Sub-Advisory Fee

The New Sub-Advisory Agreement provides that the Sub-Adviser shall, at its expense, provide office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Sub-Adviser pursuant to the agreement.

THE RATE USED TO DETERMINE SUB-ADVISORY FEES PAYABLE BY THE PORTFOLIO PURSUANT TO THE NEW SUB-ADVISORY AGREEMENT IS IDENTICAL TO THE RATE UNDER THE EXISTING AGREEMENT.

The fee rate is .225 of 1% on an annualized basis of net assets under management. The aggregate amount of compensation paid by the Adviser to the Sub-Adviser for its services to the Portfolio for the year ended December 31, 1997, was $5,756.

Limitation of Liability

As set forth more fully in Annex A, the indemnity provisions under the New Sub-Advisory Agreement are the same as those under the Existing Agreement. The Sub-Adviser shall indemnify the Adviser against any loss, liability, claim, damage or expense but only with respect to the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under the sub-advisory agreement.

Duration and Termination

The New Sub-Advisory Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) or by the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The termination provisions under the New Sub-Advisory Agreement are the same as those under the Existing Agreement and provide that the agreement may be terminated at any time, without the payment of any penalty, by (i) a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Sub-Adviser or (ii) by the Sub-Adviser on 60 days' written notice to the Adviser or (iii) by the Adviser on 60 days' written notice to the Sub-Adviser. The New Sub-Advisory Agreement shall terminate automatically (a) in the event of its assignment (as defined in the 1940 Act) or
(b) in the event of the termination of the Advisory Agreement.

The Table below provides information with respect to the investment companies with similar investment objectives to the Portfolio for which the Sub-Adviser provides management, advisory or sub-advisory services.


NAME OF FUND                            ASSET SIZE                 ANNUAL FEE RATE
------------                            ----------                 ---------------
                                      (as of 1/31/98)            (as a percentage of
                                                                  average daily net
                                                                  assets)

Salomon Brothers U.S.
Government Income Fund(1)              $14,617,292                 .60%

Salomon Brothers U.S. Government
Series, an investment portfolio
of New England Zenith Fund(2)          $22,500,603                 first $200 million - .225%
                                                                   next $300 million - .150%
                                                                   over $500 million - .100%

U.S. Government Securities Trust,
an investment portfolio of
NASL Series Trust(2)                   $259,000,623                first $200 million - .225%
                                                                   next $300 million - .150%
                                                                   over $500 million - .100%

U.S. Government Securities Fund,
an investment portfolio of North
American Funds(2)                      $82,311,500                 first $200 million - .225%
                                                                   next $300 million - .15%
                                                                   over $500 million - .10%

Salomon Brothers/JNL U.S. Government
& Quality Bond Series, an investment
portfolio of JNL Series Trust(2)       $19,543,038                 first $150 million - .225%
                                                                   next $150 million - .175%
                                                                   next $200 million - .150%
                                                                   over $500 million - .100%

--------------------

(1) For the last fiscal year, the Sub-Adviser waived certain management fees and voluntarily absorbed certain expenses.

(2) With respect to this Fund, the Sub-Adviser serves as subadviser and, accordingly the sponsoring investment adviser pays the Sub-Adviser a portion of the total advisory fee.


BOARD OF TRUSTEES' EVALUATION

The Board, including the non-interested Trustees, determined that the approval of the New Sub-Advisory Agreement on behalf of the Trust will enable the Trust to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Trust and its Shareholders. The New Sub-Advisory Agreement was approved by the Trustees at its meeting held on November 20, 1997.

The Trustees were presented with materials furnished by the Sub-Adviser and Travelers. Those materials included financial statements as well as other written information regarding the Sub-Adviser and Travelers and their personnel, operations and financial condition.

In evaluating the New Sub-Advisory Agreement, the Trustees focused primarily on the nature, quality and scope of the operations and services to date provided by the Sub-Adviser, which are expected to continue with no change in fees, and the fact that the agreement is substantially identical to the Existing Agreement. The Board also considered the commitment of Travelers to maintain the services provided to the Portfolio by the Sub-Adviser. The Board also took into account the following factors: (i) the qualifications of Sub-Adviser to provide sub-advisory services, including the credentials and investment experience of their respective officers and employees; (ii) the range of services provided by the Sub-Adviser; and (iii) the appropriateness of the sub-advisory fees.

In addition to the foregoing primary considerations, the Board considered the likelihood of the Sub-Adviser's and Travelers's financial stability following the Transaction, particularly in light of the overall experience and reputation of the Sub-Adviser and Travelers and their financial stability, and whether there are any aspects of the Transaction likely to affect the ability of the Sub-Adviser to retain and attract qualified personnel following the Transaction.

Based upon its review, the Board concluded that the New Sub-Advisory Agreement is in the best interest of the Portfolio and the Portfolio's Shareholders. Accordingly, after consideration of the above factors, and such other factors and information that it deemed relevant, the Board, including a majority of the non-interested Trustees, approved the New Sub-Advisory Agreement. At its meeting held on February 27, 1998, the Board of Trustees, including the Disinterested Trustees, called a Special Meeting of Shareholders and recommended that the New Sub-Advisory Agreement be submitted for approval by the Shareholders of the Portfolio.

In the event that Shareholders of the Portfolio do not approve the New Sub-Advisory Agreement, the Board of Trustees of the Trust would seek to obtain for the Portfolio interim investment advisory services at the lesser of cost or the current fee rate either from the Sub-Adviser or from another advisory organization. Thereafter, the Board of Trustees of the Trust would either negotiate a new sub-advisory agreement with an advisory organization selected by the Board of Trustees or make appropriate arrangements, in either event subject to approval of the Shareholders of the Portfolio.

SHAREHOLDER APPROVAL

To become effective, the New Sub-Advisory Agreement must be approved by a majority of the outstanding voting securities of the Portfolio. The "vote of a majority of the outstanding voting securities" is defined under "Voting" above.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

SUBSTANTIAL SHAREHOLDERS

As of the Record Date, Western National Life and WNL Separate Account A, a separate account of Western National Life, were known to the Board of Trustees and the management of the Trust to own of record 100% of the Shares. On that date, the officers and trustees of the Trust owned no Variable Contracts.

EXPENSES

All expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be paid by Travelers.

YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    BY ORDER OF THE BOARD OF TRUSTEES,

                                    ______________________________________
                                    KURT FREDLAND
                                    Vice President and Assistant Secretary

Dated: March ___ , 1998
       Houston, Texas

                                     ANNEX A

                               MARKED TO INDICATE

                                CHANGES FROM THE

                              EXISTING SUB-ADVISORY

                                    AGREEMENT



                                WNL SERIES TRUST

                             SUB-ADVISORY AGREEMENT

     AGREEMENT  dated and  effective  as of November  28,  1997,  among  SALOMON
                                            --------------------
BROTHERS ASSET MANAGEMENT INC, a Delaware corporation (the "Sub-Adviser"), WNL INVESTMENT ADVISORY SERVICES, INC., a Delaware corporation (the "Adviser"), and WNL SERIES TRUST, a Massachusetts business trust (the "Trust").

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") dated August 23, 1995 with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which the Adviser provides investment advisory services to the Trust; and

     WHEREAS, the Adviser has the authority to delegate its investment advisory responsibilities under the Advisory Agreement to one or more sub-advisers; and

     WHEREAS,   the  Adviser  desires  to  retain  the  Sub-Adviser  to  provide investment advisory services to the Salomon Brothers U.S. Government Securities Portfolio of the Trust.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The Adviser employs the Sub-Adviser, subject to the direction and control of the Trustees of the Trust, including without limitation any approval of the Trustees of the Trust required by the 1940 Act, to (a) make, in consultation with the Adviser and the Trust's Board of Trustees, investment strategy decisions for the Trust, (b) manage the investing and reinvesting of the Trust's assets and (c) place purchase and sale orders on behalf of the Trust. The Sub-Adviser shall have the sole ultimate discretion over investment decisions for the Trust.

     2. (a) The Adviser shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in that Portfolio, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

           (b) The Adviser agrees to furnish the Sub-Adviser with minutes of meetings of the Board of Trustees of the Trust applicable to the Trust to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Trust to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     3. (a) The Sub-Adviser shall, at its expense, provide office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Sub-Adviser pursuant to this Agreement.

          (b) Except as provided in subparagraph 3(a) hereof, the Trust shall be responsible for all of the Trust's expenses and liabilities, including organizational and offering expenses; expenses for legal, accounting and auditing services; taxes and governmental fees, dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Trust's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission (the "SEC"); any expenses of registering or qualifying securities of the Trust for sale in the various states; freight and other charges in connection with the shipment of the Trust's portfolio securities; fees and expenses of non-interested Trustees; travel expenses or an appropriate portion thereof of Trustees and officers of the Trust who are directors, officers or employees of the Sub-Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees or any committee thereof; costs of shareholders meetings; insurance; interest; brokerage costs, and litigation and other extraordinary or non-recurring expenses.

     4. The Sub-Adviser shall make investments for the Trust's account in accordance with the investment objectives, policies and limitations set forth in the Trust's Declaration of Trust, as amended from time to time (the "Declaration"), the Registration Statement, as in effect from time to time (the "Registration Statement"), filed with the SEC by the Trust under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the provisions of the Internal Revenue Code of 1986, as amended, and policy decisions adopted by the Trust's Board of Trustees from time to time. Copies of any amendments to the documents referred to in the preceding sentence shall be promptly furnished to the Sub-Adviser. The Sub-Adviser shall advise the Trust's officers and Board of Trustees, at such times as the Trust's Board of Trustees may specify, of investments made for the Trust's account and shall, when requested by the Trust's officers or Board of Trustees, supply the reasons for making such investments.

     5. The Sub-Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Trust, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

     6. The Sub-Adviser is authorized on behalf of the Trust, from time to time when deemed to be in the best interests of the Trust and to the extent permitted by applicable law, to select brokers (including Salomon Brothers Inc. or any other brokers affiliated with the Sub-Adviser) for the execution of trades for the Trust.

     7. The Sub-Adviser is authorized, for the purchase and sale of the Trust's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Sub-Adviser, implement the policy of the Trust to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Sub-Adviser is authorized to direct the execution of the Trust's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Sub-Adviser to be useful or valuable to the performance of its investment advisory functions for the Trust. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser. It is understood that the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such information or research.

     8. In consideration of the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay the Sub-Adviser the fee as set forth in Exhibit A of this Agreement. If the fee payable to the Sub-Adviser pursuant to this paragraph 8 and Exhibit A hereto begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Trust's net assets shall be computed at the time and in the manner specified in the Registration Statement.

     9. The Sub-Adviser shall provide marketing support to the Adviser in connection with the sale of Trust shares and/or the sale of variable annuity and variable life insurance contracts issued by Western National Life Insurance Company and its affiliates which may invest in the Trust (collectively, the "Life Company"), as reasonably requested by the Adviser. Such support shall include, but not necessarily be limited to, presentations by representatives of the Sub-Adviser at investment seminars, conferences and other industry meetings. Any materials utilized by the Adviser which contain any information relating to the Sub-Adviser shall be submitted to the Sub-Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. Any materials utilized by the Sub-Adviser which contain any information relating to the Adviser, the Life Company (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Sub-Adviser.

     10. The Sub-Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Sub-Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until termination of this Agreement.

     11. The Adviser shall indemnify and hold harmless the Sub-Adviser, its officers and directors and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Sub-Advisory Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Sub-Advisory Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Adviser or such controlling persons.

     The Sub-Adviser shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Sub-Advisory Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Sub-Adviser, the
Sub-Adviser shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Sub-Adviser by the provisions of subsections (i) and (ii) of this section.

     12. This Agreement shall become effective as of the date of its execution and continue in effect for two years from the date of execution, and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Trust's outstanding voting securities (as defined in the 1940 Act) or by the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act)of any such party. This Agreement may be terminated at any time, without the payment of any penalty, by (i) a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Sub-Adviser or (ii) by the Sub-Adviser on 60 days' written notice to the Adviser or (iii) by the Adviser on 60 days' written notice to the Sub-Adviser. This Agreement shall terminate automatically (a) in the event of its assignment (as defined in the 1940 Act) or (b) in the event of the termination of the Advisory Agreement.

     13. Nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Sub-Adviser an agent of the Adviser or the Trust.

     14. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     15. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.


     If to the Sub-Adviser:

          Salomon Brothers Asset Management Inc
          Seven World Trade Center
          New York, New York  10048
          Tel:  (212) 783-7000
          Fax:  (212) 783-4764
          Attn: _____________________________

          (b)   If to the Adviser:

          WNL Investment Advisory Services, Inc.
          5555 San Felipe, Suite 900
          Houston, Texas  77056
          Tel:  (713) 888-7807
          Fax:  (713) 888-7894
          Attn:  Dwight Cramer

or to such other address as to which the recipient shall have informed the other party in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile is sent and mailed.

     16. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement will become binding on the parties hereto upon their execution of the attached Exhibit A to this Agreement.


                                    EXHIBIT A

                                WNL SERIES TRUST

                            SUB-ADVISORY COMPENSATION

     For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, monthly a fee of:

Salomon Brothers U.S. Government Securities Portfolio

     .225 of 1% on an annualized basis of net assets under management.

WNL SERIES TRUST

By:___________________________________
Title:

WNL INVESTMENT ADVISORY SERVICES, INC.

By:___________________________________
Title:

SALOMON BROTHERS ASSET MANAGEMENT INC

By:___________________________________
Title:

A copy of the document establishing the Trust is filed with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of each Portfolio.




                                      PROXY
              SALOMON BROTHERS U.S. GOVERNMENT SECURITIES PORTFOLIO
                                       OF
                                WNL SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 16, 1998


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Salomon Brothers U.S. Government Securities Portfolio of WNL Series Trust ("Trust") hereby appoints ____________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 16, 1998 at the offices of Western National Life Insurance Company, 5555 San Felipe, Suite 900, Houston, Texas at 9:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a new Sub-Advisory Agreement among Salomon Brothers Asset Management Inc, WNL Investment Advisory Services, Inc. and WNL Series Trust.



      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 1998


                           Western National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


SALOMON BROTHERS U.S. GOVERNMENT SECURITIES PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

WNL SEPARATE ACCOUNT A

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________





SALOMON BROTHERS U.S. GOVERNMENT SECURITIES PORTFOLIO ("Portfolio")


             INSTRUCTIONS TO WESTERN NATIONAL LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                  WNL SERIES TRUST TO BE HELD ON APRIL 16, 1998
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY


The undersigned hereby instructs Western National Life Insurance Company (the "Company") to vote all shares of the above-referenced Portfolio of WNL SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on April 16, 1998, at the offices of Western National Life Insurance Company, 5555 San Felipe, Suite 900, Houston, Texas and at any adjournment thereof, as indicated on the reverse side.

                              Dated:______________________________________, 1998


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.


                              __________________________________________________
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF WESTERN NATIONAL LIFE INSURANCE COMPANY

WESTERN NATIONAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the appropriate box below, using blue or black ink or dark pencil. Do not use red ink.


 FOR  AGAINST      ABSTAIN
----  -----------  -------


 [ ]    [ ]          [ ]         1.   To approve a new Sub-Advisory Agreement
                                      among Salomon Brothers Asset Management
                                      Inc, WNL Investment Advisory Services,
                                      Inc. and WNL Series Trust.


                   IMPORTANT: Please sign on the reverse side.